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                                                                   EX-99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, J. Alan Reid, President & Director of Forward Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    9/4/2003                        /s/ J. Alan Reid
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                                         J. Alan Reid, President & Director

I, John P. McGowan, Treasurer of Forward Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    9/4/2003                        /s/ John P. McGowan
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                                         John P. McGowan, Treasurer